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                                                                   Exhibit 10.47

                              COLLATERAL AGREEMENT
                                   (MHW, LTD.)

     THIS AGREEMENT made as of the 1st day of June, 2004 by and among MHW, LTD., a New York corporation ("Collateral Agent") with its principal place of business located at 272 Plandome Road, Manhasset, New York 11030, CASTLE BRANDS (USA) CORP., a Delaware corporation ("CB-US"), with its principal place of business located at 85-47 Eliot Avenue, Suite G, Rego Park, NY 11374 and JPMORGAN CHASE BANK, a New York banking organization, as Trustee, ("Trustee"), with a corporate trust office located at 700 Lavaca, 2nd Floor, Austin, Texas 78701.

                                   WITNESSETH:

     WHEREAS, Collateral Agent is an importer, marketer and distributor of distilled spirits, wines and malt beverages throughout the United States of America and holds such regulatory licenses as are necessary in each of the States in or into which it conducts business; and

     WHEREAS, CB-US possesses the exclusive rights to import and market certain beverage alcohol products in the United States (as identified in Exhibit "A" hereto as such exhibit may be amended from time to time, hereinafter the "Alcoholic Beverages") and utilizes the services of Collateral Agent to distribute the Alcoholic Beverages in the United States of America; and

     WHEREAS, CB-US and Collateral Agent have entered into a "Distribution Services Agreement" restated as of December 1, 2003, by letter agreement of even date herewith ("Services Agreement"), a true copy of which is attached hereto as Exhibit "B", and

     WHEREAS, pursuant to the terms of the Services Agreement, Collateral Agent sells the Alcoholic Beverages beneficially owned by CB-US to CB-US's customers;

     WHEREAS, Collateral Agent takes or may take title to the Inventory of Alcoholic Beverages, exercises custody and control over the accounts arising from the sale thereof and collects the proceeds thereof (the "Accounts"); and

     WHEREAS, CB-US seeks to enter into a Trust Indenture (the "Trust Indenture") of even date herewith with Trustee for the purpose of issuing certain 8% Senior Secured Notes, Series 2004 (the "Secured Notes") of CB-US thereunder, pursuant to which CB-US's inventory and accounts receivable shall be pledged to Trustee as collateral for CB-US's indebtedness and other obligations; and

     WHEREAS, it is in the best interest of Collateral Agent that CB-US cause the issuance of the Secured Notes under the Trust Indenture in order that CB-US may continue and expand its business, in general, and specifically with Collateral Agent; and

     WHEREAS, as a condition to the issuance of the Secured Notes, the Trust Indenture contemplates that Trustee shall have a first priority and sole security interest in the Alcoholic Beverages, Accounts and other assets of CB-US in the possession or under the control of Collateral Agent; and
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     WHEREAS, in order to provide Trustee with the required security interest,
Collateral Agent has agreed to consent to the assignment of the Services Agreement with CB-US and, to and for the benefit of Trustee and the owners from time to time of the Secured Notes, to enter into this Agreement; and

     NOW, THEREFORE, for and in consideration of the one dollar and other valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

I.   DEFINITIONS:

     "Accounts" for the purposes of this Agreement, shall mean all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now existing or hereafter created), solely to the extent to which they arise from the sale of the Alcoholic Beverages by Collateral Agent: all obligations of any kind at any time due or owing to CB-US or Collateral Agent and all rights of CB-US or Collateral Agent to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, Accounts, contract rights, chattel paper, General Intangibles, or otherwise) including without limitation invoices, contract rights, Accounts, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to CB-US or Collateral Agent from any person, firm, corporation, governmental authority or other entity, together with all security for any thereof, and all of CB-US's or Collateral Agent's rights to goods sold (whether delivered, undelivered, in transit or returns), represented by any thereof, together with all proceeds and products of any of the foregoing.

     "Agreement" shall mean this Agreement together with any and all amendments, modifications, and supplements hereto as same are executed among the parties from time to time.

     "Alcoholic Beverages" shall have the same meaning as set forth in the preamble of this Agreement, together with all packing materials, labels and the like related thereto and paid tax stamps affixed thereto.

     "Business Day" or "Business Days" shall mean any day except Saturdays, Sundays or legal holidays for banks in the State of New York on which commercial banks located in the State of New York are open and conducting business.

     "CB-US Security Agreement" shall mean that certain General Security Agreement of even date herewith by and among CB-US and Trustee.

     "Collateral" shall mean all the following, wherever located and whether now existing or hereafter created or arising and whether now owned or hereafter acquired by CB-US or Collateral Agent: (i) Accounts arising from the sale of the Alcoholic Beverages; (ii) Inventory of the Alcoholic Beverages, and shall include, without limitation: (a) all documents of title, policies or certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any thereof; all claims of CB-US or Collateral Agent against third parties for loss of or damage to, or otherwise relating to, any of the Collateral; (b) any moneys, drafts, notes, items, leases, general or special deposits, balances, sums, proceeds and credits of CB-US or Collateral Agent arising from the Collateral; (iii) all rights and remedies which CB US


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or Collateral Agent might exercise with respect to any of the Collateral; and
(iv) all accessions and additions to, replacements and substitutions for, and proceeds and products of, the Collateral.

     "MHW Security Agreement" shall mean that certain Security Agreement of Even date herewith by and among Collateral Agent and Trustee.

     "Obligations" shall mean and include the Secured Notes, together with all loans, advances, debts, liabilities, obligations, covenants and duties owing by CB-US to Trustee or any Affiliate of Trustee of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under any agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, reasonable attorneys' fees and expenses, consulting fees and expenses and any other sum chargeable to CB-US under this Agreement, the other Secured Notes Document, or the Trust Indenture.

     "Secured Notes Documents" shall mean this Agreement, the MHW Security Agreement, the CB-US Security Agreement and the Trust Indenture, together with promissory notes issued thereunder, and any and all other documents, instruments or agreements executed in connection therewith or herewith as the same may be modified, amended, restated or replaced from time to time.

     "Services Agreement" shall have the same meaning as set forth in the preamble to this Agreement.

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York, and, as to issues of perfection and exercise of remedies only, the Uniform Commercial Code as in effect from time to time in the jurisdiction (i) wherein any of the Collateral is located or (ii) governing the Collateral.

II.  INTEREST OF COLLATERAL AGENT IN COLLATERAL:

     It is hereby understood, agreed, and acknowledged that:

     (a) Collateral Agent and CB-US have entered into the Services Agreement;

     (b) pursuant to the Services Agreement Collateral Agent shall sell Alcoholic Beverages beneficially owned by CB-US to customers of and at the request of CB-US;

     (c) Collateral Agent's interest in the Inventory of Alcoholic Beverages, the Accounts, the proceeds thereof or other assets of CB-US coming into Collateral Agent's possession shall be for the benefit of itself; CB-US and Trustee;

     (d) to the extent Collateral is in the possession, custody, dominion or control of Collateral Agent, all such Collateral shall at all times beneficially be, and equitably be deemed to


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be, property of CB-US which is held by Collateral Agent, in its capacity as agent for, and in trust for the benefit of, CB-US and Trustee;

     (e) Collateral Agent shall hold no rights in the Collateral and no interest therein which may be pledged, transferred, conveyed, encumbered or otherwise delivered to third parties without the express, prior, written consent of both CB-US and Trustee, except as may be provided herein or required by law;

     (f) Collateral Agent hereby waives any right of setoff, claim, lien, encumbrance or security interest it may have or hereafter claim to have with respect to any Collateral or proceeds thereof coming into its possession, and further, waives any claim it may now or hereafter have to seek reimbursement from the proceeds of the Accounts or Collateral, except the right to the "Collateral Agent Profits Security" as provided in Article VI.

III. SECURITY INTEREST OF TRUSTEE:

     (a) CB-US and Collateral Agent hereby acknowledge that this Agreement constitutes written notification, receipt of which is hereby acknowledged by Collateral Agent, that CB-US has granted to Trustee a first priority security interest in the Collateral and that for the limited purpose of perfecting the Trustee's security interest in the Collateral in accordance with the provisions of the UCC, Collateral Agent shall serve as the agent of CB-US and Trustee in the possession, custody, dominion and control over the Collateral.

     (b) In furtherance of the agreements set forth in subsection III(a), Collateral Agent hereby agrees:

          (i) to promptly make all necessary entries or notations in its books and records to reflect the interest of CB-US and Trustee in the Collateral;

          (ii) to include a specific reference to CB-US's trade name, "Castle Brands," on each invoice arising from the sale of the Alcoholic Beverages;

          (iii) that Trustee's interest, liens, security interests and rights in the Collateral shall at all times be prior to and superior to any rights, claims and interests which Collateral Agent may have in or with respect to the Collateral;

          (iv) to execute and deliver such other instruments and agreements, including, but without limitation, a security agreement with respect to the Accounts and Alcoholic Beverages, as Trustee shall deem reasonably necessary to effectuate the intent and purpose of this Agreement;

          (v) that Collateral Agent will file a form UCC-1 financing statement with respect to Collateral Agent and describing the Accounts and the Alcoholic Beverages as collateral; and

          (vi) in the event Collateral Agent determines to file a petition or proceeding under the United States Bankruptcy Code or any other analogous state or federal statute for the relief of debtors or has filed against it any such petition or proceeding, to forthwith, and without


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the necessity of demand, turn over all proceeds of the Accounts and the
Alcoholic Beverages to Trustee in the form received.

IV.  RETENTION OF COLLATERAL:

     With respect to Collateral delivered to or under the custody and control of Collateral Agent, Collateral Agent agrees that it shall take no action with respect to such Collateral, except as provided in the Services Agreement, and shall deliver all proceeds from the sale of the Alcoholic Beverages or other Collateral to the Designated Account (as defined below) and further agrees that, except as provided herein or in the Services Agreement, it shall not, without the written consent of Trustee, sell, dispose of, liquidate or otherwise release the Collateral, but shall hold same in trust for the benefit of Trustee.

V.   PROVISION OF REPORTS:

     (a) At the expense of CB-US, Collateral Agent shall provide Trustee with such reports and with such access to Collateral Agent's books and records and permit Trustee to copy and inspect such reports and books and records, all as Trustee deems necessary or desirable to enable Trustee to monitor the Collateral. Collateral Agent shall give Trustee access to the premises where the Collateral is located and Trustee may enter thereon and examine and inspect the Collateral and may examine, inspect and copy all books and records with respect thereto at any time during Collateral Agent's normal business hours. Collateral Agent shall maintain full, accurate and complete records respecting all Collateral at all times.

     (b) At the expense of CB-US, Collateral Agent shall simultaneously send to Trustee copies of all notices, reports, statements or other information given or rendered to CB-US pursuant to the Services Agreement and shall notify Trustee, in writing, not less than thirty (30) Business Days prior to any termination, amendment, modification or change to the Services Agreement.

VI.  DESIGNATED ACCOUNT

     (a) Collateral Agent hereby agrees to establish and maintain a special bank account (the "Designated Account") at Citibank, Inc. (the "Depository Bank") and to provide Trustee with all information necessary to identify such account. The Designated Account shall be in the name of Collateral Agent and shall refer to Collateral Agent's federal tax identification number. Collateral Agent shall utilize its best efforts to cause the Designated Account to bear a title suggesting the "in-trust" nature of the funds on deposit in such account. All original remittances for payment of sales of Alcoholic Beverages or Accounts or other proceeds of Collateral received by Collateral Agent shall be deposited into the Designated Account. All such amounts shall be deposited into the Designated Account, in kind, within one Business Day of receipt by Collateral Agent.

     (b) Collateral Agent shall have sole dominion and control over the Designated Account; provided, however, that with the consent of CB-US (which is hereby granted), Collateral Agent shall give the Depository Bank an irrevocable direction (receipt of which shall be acknowledged in writing by the Depository
Bank) to sweep from the Designated Account on a daily basis all sums on deposit therein in excess of $27,000.00 (the balance being the


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"Collateral Agent Profits Security"); and direct that all swept sums be sent via wire transfer to the following account of CB-US: JPMorgan Chase Bank, ABA No. 113000609, Account 00113354238, Account Name: Castle Brands (USA) Corp.

     (c) Upon the occurrence and continuance of any Event of Default under the Trust Indenture and upon the written instruction of Trustee, Collateral Agent shall give the Depository Bank an irrevocable direction (receipt of which shall be acknowledged in writing by the Depository Bank) to direct that all sums (in excess of the Collateral Agent Profits Security) to be swept under subsection VI(b) above, be instead sent by wire transfer to an account for the benefit of the Trustee, as instructed by Trustee.

     (d) Except as permitted in the following sentence, Collateral Agent shall not change any direction given to the Depository Bank with respect to the sweep of the Designated Account required under subsections VI(b) and (c) without the prior written consent of Trustee and CB-US, which consent shall not be unreasonably withheld. Provided also, however, the amount of the Collateral Agent Profits Security maintained in the Designated Account may increase to an amount which (i) is consistent with the terms of the Services Agreement, (ii) is documented to the reasonable satisfaction of Trustee, and (ii) does not exceed the sum of Fifty Thousand Dollars ($50,000) at any time without the mutual written agreement of all parties to this Agreement.

     (e) In the event that any remittance or portion of a remittance which does not arise out of the sale of the Alcoholic Beverages, or other service performed for the benefit of CB-US under the Service Agreement, is deposited to the Designated Account and wired to CB-US or Trustee, Collateral Agent shall notify the recipient of such deposit and the recipient shall promptly remit all funds which are not related to CB-US to Collateral Agent via wire transfer to such account as Collateral Agent shall direct.

     (f) All costs and expenses of the Designated Account shall be borne by CB-US and CB-US agrees to indemnify and hold Collateral Agent and Trustee harmless from and against any charges, setoff for returned checks or otherwise and other reimbursements due to the Depository Bank, which the Depository Bank may charge against the Designated Account or seek reimbursement for from Collateral Agent or Trustee.

VII. TRUSTEE AND CB-US AGREEMENTS:

     (a) Trustee and CB-US acknowledge that Collateral Agent has made no representations or claims regarding CB-US to induce Trustee to enter into the Trust Indenture with CB-US, and Collateral Agent has no responsibility or liability to Trustee for the Obligations of CB-US.

     (b) Trustee and CB-US acknowledge that Collateral Agent's duties with respect to uncollected Accounts are limited to the provisions of the Services Agreement and the Collateral Agreement has no obligation to pay the foreign or domestic suppliers for the Alcoholic Beverages sold for the benefit of the Trustee and/or CB-US.

     (c) In the event that Trustee accelerates the Obligations and makes demand for payment, Trustee will promptly provide Collateral Agent with written notice.


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     (d) Trustee shall reimburse Collateral Agent out of the Trust Estate (as defined in the Trust Indenture) for all warehouse charges, taxes and Customs duties applicable to the Alcoholic Beverages that have not been reimbursed by CB-US and (i) have been paid by Collateral Agent or (ii) are or become determined under law or contract to be an obligation of Collateral Agent.

     To the fullest extent not otherwise provided herein, in performing its duties and discharging its obligations under this Agreement, the Trustee shall be entitled to all of the rights, protections and immunities accorded to it as Trustee under the Trust Indenture, including but not limited to the right of indemnification from parties other than the Collateral Agent.

VIII. NOTICES:

     All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to Collateral Agent's, CB-US's and Trustee's addresses as set forth below or to such other address as any party may give to the others, in writing, for such purpose.

     Collateral Agent:   MHW, Ltd.
                         272 Plandome Road, Suite 100
                         Manhasset, New York 11030
                         Attn: John F. Beaudette, President
                         Telephone: (516) 869-9170
                         Facsimile: (516) 869-9171

     CB-US:              Castle Brands (USA) Corp.
                         85-47 Eliot Avenue
                         Suite G
                         Rego Park, New York 11374
                         Attn: Mark Andrews, President
                         Telephone: (718) 533-7717
                         Facsimile: (718) 533-7610

     with a copy to:     Jackson Walker L.L.P.
                         1400 McKinney, Suite 1901
                         Houston, Texas 77010
                         Attn: Douglas A. Paisley II
                         Telephone: (713) 752-4316
                         Facsimile: (713) 752-4221

     Trustee:            JPMorgan Chase Bank
                         700 Lavaca, 2nd Floor
                         Austin, Texas 78701
                         Attn: Cary Gilliam
                         Telephone: (512) 479-2575
                         Facsimile: (512) 479-2553


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     with a copy to:     Charles H. Waters, Jr.
                         600 Travis Street
                         Suite 1150
                         Houston, Texas 77002-3009
                         Telephone: (713) 216-8507
                         Facsimile: (713) 577-5216

IX.  CHANGES IN WRITING:

     No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any party therefrom will be effective unless made in a writing signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

X.   ENTIRE AGREEMENT:

     This Agreement, including any Exhibits, the Services Agreement and the Security Agreement (the "MHW Security Agreement") of even date herewith from the Collateral Agent in favor of the Trustee constitute the entire agreements and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. In the event of any conflicts between this Agreement and the Services Agreement and/or the MHW Security Agreement, the provisions of this Agreement shall control.

XI.  Counterparts:

     This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

XII. SUCCESSORS AND ASSIGNS:

     This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

XIII. GOVERNING LAW AND JURISDICTION:

     This Agreement has been delivered to and accepted by the Trustee and will be deemed to be made in the State of New York. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the parties hereby irrevocably consents to the exclusive jurisdiction and venue of any state or federal court located within Manhattan, New York.

XIV. WAIVER OF JURY TRIAL:

     EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION


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CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE
FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

XV.  TERM:

     This Agreement shall commence on the date first set forth above and continue through May 31, 2007 and, thereafter, automatically shall continue on a month to month basis. Provided, however, that any termination of this Agreement shall be on not less than four (4) months' prior written notice from either Trustee or Collateral Agent.

XVI. SEVERABILITY OF PROVISIONS:

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

XVII. TABLE OF CONTENTS; HEADINGS:

     The headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

XVIII. EXHIBITS AND SCHEDULES:

     All of the Exhibits to this Agreement are hereby incorporated by reference herein and made a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement on day and year first written above.

                                        MHW, LTD.


                                        By: /s/ John Beaudette
                                            ------------------------------------
                                            JOHN BEAUDETTE
                                            President


                                        CASTLE BRANDS (USA) CORP.


                                        By: /s/ Mark Andrews
                                            ------------------------------------
                                            MARK ANDREWS
                                            President


                                        JPMORGAN CHASE BANK, TRUSTEE


                                        By: /s/ Cary W. Gilliam
                                            ------------------------------------
                                        Name: Cary W. Gilliam
                                        Title: Vice President


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                                   EXHIBIT "A"
                            THE "ALCOHOLIC BEVERAGES"

Knappogue Castle Whiskey

Celtic Crossing Liquor

Boru Vodka

Sea Wynde Rum

British Royal Navy Imperial Rum

Brady's Irish Cream

Clontarf Irish Whiskey and related Clontarf brands

                                    EXHIBIT A
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                                   EXHIBIT "B"
                         TRUE COPY OF SERVICES AGREEMENT

                                    EXHIBIT B